UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 23, 2006
         ---------------------------------------------------------------

                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                 000-28217                        59-3218138
          ------------------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
       ------------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

AirNet Communications Corporation, a Delaware corporation (the "Company"), has filed its monthly operating report for the month of May 2006 (the "Monthly Report") with the United States Bankruptcy Court for the Middle District of Florida, Orlando Division in Case No. 6-06-bk-01171, portions of which are attached hereto as Exhibit 99.1. The Monthly Report was filed pursuant to Rule 2015 under the United States Bankruptcy Code, in connection with the Company's voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

The Company cautions readers not to place undue reliance upon the information contained in the Monthly Report. The Monthly Report contains information that has not been audited or reviewed by independent accountants, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws, which does not represent financial information in accordance with generally accepted accounting principles. There can be no assurance that the Monthly Report is complete. The financial statements set forth in Exhibit 99.1 have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business, and as a consequence, such financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Monthly Report also contains information for periods different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to update or revise the Monthly Report.

Item 9.01         Financial Statements and Exhibits

(d)      Exhibits

Exhibit Number           Description
--------------           -------------------------------------------------------
99.1                     Select Financial Statements from the Monthly Operating
                         Report for the Month of May 2006 filed with the United
                         States Bankruptcy Court for the Middle District of
                         Florida, Orlando Division (Case No. 6-06-bk-01171)


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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AIRNET COMMUNICATIONS CORPORATION



                                 By: /s/ Stuart P. Dawley, Esq.
                                     -------------------------------------------
                                     Stuart P. Dawley, Esq.
                                     Vice President, General Counsel and
                                     Secretary

Dated: June 27, 2006


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